SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): May 9, 1997



                           CAMDEN PROPERTY TRUST
           (Exact Name of Registrant as Specified in Charter)


    TEXAS                         1-12110                     76-6088377
State or Other                (Commission File            (I.R.S. Employer
Jurisdiction of                    Number)                   Identification
Incorporation)                                                 Number)



         3200 Southwest Freeway, Suite 1500, Houston, Texas  77027
            (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (713) 964-3555



                               Not applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

      Camden Property Trust, a Texas real estate investment trust (the "Company"), has completed an offering of Remarketed Reset Notes Due May 9, 2002 in an aggregate principal amount of $75,000,000 (the "Notes") as described in the Company's Prospectus Supplement dated May 6, 1997 to the Company's Prospectus dated April 21, 1997 (the "Notes Offering"). The Notes were issued pursuant to the Company's existing shelf registration statement.

      During the one-year period ending May 11, 1998 (the "Initial Spread Period"), the interest rate on the Notes will be reset quarterly, and will equal 90-day LIBOR plus the applicable spread. The spread during the Initial Spread Period is .32%. After the Initial Spread Period, the character and duration of the interest rate on the Notes will be agreed to by the Company and the Remarketing Underwriter on each applicable "Duration/Mode Determination Date" and the spread will be agreed to by the Company and the Remarketing Underwriter on the corresponding "Spread Determination Date." Interest on the Notes during each "Subsequent Spread Period" shall be payable, as applicable, either (i) at a floating interest rate or (ii) at a fixed interest rate, in each case as determined by the Remarketing Underwriter and the Company in accordance with a Remarketing Agreement between the Remarketing Underwriter and the Company
(the "Remarketing Agreement"). Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to act as the Remarketing Underwriter.

      The Notes are not redeemable prior to May 11, 1998. Thereafter, the Notes may be redeemable, at the option of the Company, on those interest payment dates that are specified as redemption dates by the Company on the applicable Duration/Mode Determination Date, in whole or in part, upon notice thereof given at any time during the 45 calendar day period ending on the tenth calendar day prior to the redemption date (provided that notice of any partial redemption must be given to the Note holders at least 15 calendar days prior to the redemption date), at 100% of their principal amount, together with accrued interest to the redemption date. Unless previously redeemed, the Notes will mature on May 9, 2002.

      The Notes were priced at a discount such that the Notes were offered to the Underwriter at 99.70% of their face amount. The Notes Offering was underwritten by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") pursuant to that certain Underwriting Agreement among the Company and the Underwriter dated May 6, 1997. The Notes were issued under an Indenture between the Company and U.S. Trust Company of Texas, N.A., as trustee.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c) Exhibits.

          1.1 Underwriting Agreement among the Company and the Underwriter dated May 6, 1997 relating to the Notes Offering.

          1.2 Remarketing Agreement among the Company and the Remarketing Underwriter dated May 6, 1997.

          4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as
               Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

          4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

          4.3  Form of Camden Property Trust Remarketed Reset Note due May
               9, 2002.

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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 1997
                                    CAMDEN PROPERTY TRUST

                                    By: /S/ G. Steven Dawson
                                       -----------------------------
                                        G. Steven Dawson
                                        Senior Vice President - Finance,
                                        Chief Financial Officer and
                                        Treasurer

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                      CAMDEN PROPERTY TRUST
                        INDEX TO EXHIBITS


EXHIBIT                                                            PAGE

1.1      Underwriting Agreement among the Company and the             6
         Underwriter dated May 6, 1997 relating to the Notes
         Offering.

1.2      Remarketing Agreement among the Company and the             34
         Remarketing Underwriter dated May 6, 1997.

4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit 4.1 to the Company's Current
         Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.2      First Supplemental Indenture dated as of February 15,
         1996 (filed as Exhibit 4.2 to the Company's Current
         Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.3      Form of Camden Property Trust Remarketing Reset             50
         Note due May 9, 2002.

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